Exhibit 99.1

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Consolidated Statement of Financial Condition

(unaudited, dollars in millions)

	November 30, 2009						November 30, 2008
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments		Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Assets
Cash and cash equivalents	$13,021	$—	$13,021	$—		$13,021	$10,171	$—	$10,171	$—	$10,171
Other short-term investments	1,350	—	1,350	—		1,350	—	—	—	—	—
Restricted cash	644	—	644	1,237	A	1,881	—	—	—	1,648	1,648
Investment securities	5,035	—	5,035	(4,501	) B	534	1,228	—	1,228	(982)	246
Loan receivables	23,625	27,235	50,860	(6	) C	50,854	25,216	25,879	51,095	—	51,095
Allowance for loan losses	(1,758)	—	(1,758)	(2,144	) D	(3,902)	(1,374)	—	(1,374)	(1,380)	(2,754)

Net loan receivables	21,867	27,235	49,102	(2,150)		46,952	23,842	25,879	49,721	(1,380)	48,341
Amounts due from asset securitization	1,692	(445)	1,247	(1,247	) A,E	—	2,234	(306)	1,928	(1,928)	—
Premises and equipment, net	499	—	499	—		499	553	—	553	—	553
Goodwill	255	—	255	—		255	255	—	255	—	255
Intangible assets, net	196	—	196	—		196	203	—	203	—	203
Other assets	1,462	178	1,640	788	F	2,428	1,406	155	1,561	578	2,139

Total assets	$46,021	$26,968	$72,989	$(5,873)		$67,116	$39,892	$25,728	$65,620	$(2,064)	$63,556

Liabilities and Stockholders’ Equity
Deposits	$32,093	$—	$32,093	$—		$32,093	$28,531	$—	$28,531	$—	$28,531
Short-term borrowings	—	—	—	—		—	500	—	500	—	500
Long-term borrowings	2,428	26,958	29,386	(4,526	) G	24,860	1,735	25,697	27,432	(1,065)	26,367
Special dividend - Morgan Stanley	809	—	809	—		809	473	—	473	—	473
Accrued expenses and other liabilities	2,255	10	2,265	(14	) H	2,251	2,737	31	2,768	(8)	2,760

Total liabilities	37,585	26,968	64,553	(4,540)		60,013	33,976	25,728	59,704	(1,073)	58,631

Preferred stock	1,158	—	1,158	—		1,158	—	—	—	—	—
Common stock	5	—	5	—		5	5	—	5	—	5
Additional paid-in capital	3,573	—	3,573	—		3,573	2,939	—	2,939	—	2,939
Retained earnings	3,875	—	3,875	(1,412	) I	2,463	3,047	—	3,047	(1,044)	2,003
Accumulated other comprehensive income	(155)	—	(155)	79	J	(76)	(67)	—	(67)	53	(14)
Treasury stock, at cost	(20)	—	(20)	—		(20)	(8)	—	(8)	—	(8)

Total stockholders’ equity	8,436	—	8,436	(1,333)		7,103	5,916	—	5,916	(991)	4,925
Total liabilities and stockholders’ equity	$46,021	$26,968	$72,989	$(5,873)		$67,116	$39,892	$25,728	$65,620	$(2,064)	$63,556

Note: Managed Adjustments represent adjustments to reflect the Company’s previously reported managed basis presentation which included adding back certain assets and liabilities such as securitized loans and related borrowings to the balance sheet, which is different from a full consolidation of the trusts as required by Statement No. 167 (ASC 810).

A	Reclassification of cash collections and cash collateral accounts previously reported in amounts due from asset securitization to restricted cash
B	Elimination of investment securities related to the retained interests in securitizations (see G, H & J for offsetting balances)
C	Reestablishment of FAS 91 (ASC 310) balances recognized as part of the interest-only strip asset
D	Additional allowance for loan losses due to the consolidation of $27 billion in securitized loan balances (see I for offsetting balance)
E	Elimination of interest-only strip asset recorded in conjunction with the sale of loan receivables to the trusts and fair value adjustments related to the cash collateral accounts (see I for offsetting balances)
F	Deferred tax asset related to additional allowance for loan losses on the consolidated securitized loans
G	Elimination of intercompany borrowings with the trust related to retained interests in securitizations
H	Elimination of accrued interest on the intercompany borrowings related to retained interests in securitizations
I	Impact of recording additional allowance for loan losses and elimination of the interest-only strip asset, net of tax
J	Elimination of other comprehensive income related to the unrealized gains or losses on investment securities related to retained interests in securitizations and the fair value adjustment on the cash collateral accounts

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Earnings Summary

(unaudited, dollars in millions)

	Year Ended November 30, 2009						Year Ended November 30, 2008
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments		Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Interest income	$3,145	$3,316	$6,461	$(26	) A	$6,435	$2,693	$3,853	$6,546	$(55)	$6,491
Interest expense	1,251	397	1,648	(43	) B	1,605	1,288	1,069	2,357	(46)	2,311

Net interest income	1,894	2,919	4,813	17		4,830	1,405	2,784	4,189	(9)	4,180
Antitrust litigation settlement	1,892	—	1,892	(1,892	) C	—	864	—	864	(864)	—
Other income[1]	2,948	(923)	2,025	160	D	2,185	3,400	(1,311)	2,089	104	2,193

Revenue net of interest expense	6,734	1,996	8,730	(1,715)		7,015	5,669	1,473	7,142	(769)	6,373
Provision for loan loss	2,362	1,996	4,358	765	E	5,123	1,596	1,473	3,069	408	3,477
Total other expense	2,251	—	2,251	(29	) F	2,222	2,415	—	2,415	—	2,415

Income before income tax	2,121	—	2,121	(2,451)		(330)	1,658	—	1,658	(1,177)	481
Income tax expense	845	—	845	(938	) G	(93)	595	—	595	(445)	150

Income from continuing operations	1,276	—	1,276	(1,513)		(237)	1,063	—	1,063	(732)	331
Discontinued operations, net of tax	—	—	—	—		—	(135)	—	(135)	—	(135)

Net income	$1,276	$—	$1,276	$(1,513)		$(237)	$928	$—	$928	$(732)	$196

Note: Managed Adjustments represent adjustments to reflect the Company’s previously reported managed basis presentation which included recharacterizing securitization income to report interest income, interest expense, provision for loan losses and other income on securitized loans in the same lines as non-securitized loans.

A	Elimination of interest income on certificated retained interests previously classified as investment securities and balance transfer fee income previously included in gain or loss on interest-only strip asset
B	Elimination of interest expense on certificated retained interests previously classified as investment securities and an interest expense adjustment related to the discount on securitized borrowings
C	Exclusion of one-time settlement proceeds related to Visa/MasterCard antitrust litigation
D	Elimination of the $118 million gain/loss related to the revaluation of the interest only strip receivable and cash collateral accounts
E	Provision for loan loss on the year over year change of $1.2 billion in securitized loans
F	Exclusion of interest charge related to the Company’s dispute with Morgan Stanley regarding the special dividend agreement
G	Estimated income tax on the $2.5 billion pretax loss related to Statement No. 167 adjustments and the exclusion of taxes on the Visa/MasterCard antitrust litigation settlement and Morgan Stanley special dividend agreement interest adjustments

[1]	Other income throughout this document differs from the line item reported as other income in historical financial supplements as it excludes antitrust litigation settlement proceeds.

Discover Financial Services

Consolidated Statement of Financial Condition

(unaudited, dollars in millions)

	February 28, 2009					May 31, 2009
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Assets
Cash and cash equivalents	$8,724	$—	$8,724	$—	$8,724	$9,695	$—	$9,695	$—	$9,695
Other short-term investments	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	1,424	1,424	428	—	428	1,371	1,799
Investment securities	1,303	—	1,303	(978)	325	1,529	—	1,529	(977)	552
Loan receivables	28,035	22,854	50,889	(13)	50,876	27,442	23,591	51,033	(15)	51,018
Allowance for loan losses	(1,879)	—	(1,879)	(1,523)	(3,402)	(1,987)	—	(1,987)	(1,714)	(3,701)

Net loan receivables	26,156	22,854	49,010	(1,536)	47,474	25,455	23,591	49,046	(1,729)	47,317
Amounts due from asset securitization	1,847	(349)	1,498	(1,498)	—	1,768	(417)	1,351	(1,351)	—
Premises and equipment, net	544	—	544	—	544	531	—	531	—	531
Goodwill	255	—	255	—	255	255	—	255	—	255
Intangible assets, net	201	—	201	—	201	199	—	199	—	199
Other assets	1,577	120	1,697	599	2,296	1,658	155	1,813	635	2,448
Assets from discontinued operations	—	—	—	—	—	—	—	—	—	—

Total assets	$40,607	$22,625	$63,232	$(1,989)	$61,243	$41,518	$23,329	$64,847	$(2,051)	$62,796

Liabilities and Stockholders’ Equity
Deposits	$28,334	$—	$28,334	$—	$28,334	$29,150	$—	$29,150	$—	$29,150
Short-term borrowings	2,375	—	2,375	—	2,375	500	—	500	—	500
Long-term borrowings	1,433	22,609	24,042	(965)	23,077	1,427	23,320	24,747	(965)	23,782
Special dividend - Morgan Stanley	473	—	473	—	473	513	—	513	—	513
Accrued expenses and other liabilities	1,992	16	2,008	(15)	1,993	2,513	9	2,522	(16)	2,506
Liabilities of discontinued operations	—	—	—	—	—	—	—	—	—	—

Total liabilities	34,607	22,625	57,232	(980)	56,252	34,103	23,329	57,432	(981)	56,451

Preferred stock	—	—	—	—	—	1,152	—	1,152	—	1,152
Common stock	5	—	5	—	5	5	—	5	—	5
Additional paid-in capital	2,938	—	2,938	—	2,938	3,030	—	3,030	—	3,030
Retained earnings	3,137	—	3,137	(1,064)	2,073	3,296	—	3,296	(1,126)	2,170
Accumulated other comprehensive income	(66)	—	(66)	55	(11)	(53)	—	(53)	56	3
Treasury stock, at cost	(14)	—	(14)	—	(14)	(15)	—	(15)	—	(15)

Total stockholders’ equity	6,000	—	6,000	(1,009)	4,991	7,415	—	7,415	(1,070)	6,345
Total liabilities and stockholders’ equity	$40,607	$22,625	$63,232	$(1,989)	$61,243	$41,518	$23,329	$64,847	$(2,051)	$62,796

	August 31, 2009					November 30, 2009
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Assets
Cash and cash equivalents	$10,828	$—	$10,828	$—	$10,828	$13,021	$—	$13,021	$—	$13,021
Other short-term investments	—	—	—	—	—	1,350	—	1,350	—	1,350
Restricted cash	502	—	502	1,390	1,892	644	—	644	1,237	1,881
Investment securities	3,267	—	3,267	(2,668)	599	5,035	—	5,035	(4,501)	534
Loan receivables	25,490	25,414	50,904	(7)	50,897	23,625	27,235	50,860	(6)	50,854
Allowance for loan losses	(1,833)	—	(1,833)	(1,875)	(3,708)	(1,758)	—	(1,758)	(2,144)	(3,902)

Net loan receivables	23,657	25,414	49,071	(1,882)	47,189	21,867	27,235	49,102	(2,150)	46,952
Amounts due from asset securitization	1,937	(499)	1,438	(1,438)	—	1,692	(445)	1,247	(1,247)	—
Premises and equipment, net	518	—	518	—	518	499	—	499	—	499
Goodwill	255	—	255	—	255	255	—	255	—	255
Intangible assets, net	198	—	198	—	198	196	—	196	—	196
Other assets	1,536	181	1,717	733	2,450	1,462	178	1,640	788	2,428
Assets from discontinued operations	—	—	—	—	—	—	—	—	—	—

Total assets	$42,698	$25,096	$67,794	$(3,865)	$63,929	$46,021	$26,968	$72,989	$(5,873)	$67,116

Liabilities and Stockholders’ Equity
Deposits	$29,567	$—	$29,567	$—	$29,567	$32,093	$—	$32,093	$—	$32,093
Short-term borrowings	—	—	—	—	—	—	—	—	—	—
Long-term borrowings	1,795	25,087	26,882	(2,613)	24,269	2,428	26,958	29,386	(4,526)	24,860
Special dividend - Morgan Stanley	654	—	654	—	654	809	—	809	—	809
Accrued expenses and other liabilities	2,296	9	2,305	(14)	2,291	2,255	10	2,265	(14)	2,251
Liabilities of discontinued operations	—	—	—	—	—	—	—	—	—	—

Total liabilities	34,312	25,096	59,408	(2,627)	56,781	37,585	26,968	64,553	(4,540)	60,013

Preferred stock	1,155	—	1,155	—	1,155	1,158	—	1,158	—	1,158
Common stock	5	—	5	—	5	5	—	5	—	5
Additional paid-in capital	3,564	—	3,564	—	3,564	3,573	—	3,573	—	3,573
Retained earnings	3,706	—	3,706	(1,266)	2,440	3,875	—	3,875	(1,412)	2,463
Accumulated other comprehensive income	(25)	—	(25)	28	3	(155)	—	(155)	79	(76)
Treasury stock, at cost	(19)	—	(19)	—	(19)	(20)	—	(20)	—	(20)

Total stockholders’ equity	8,386	—	8,386	(1,238)	7,148	8,436	—	8,436	(1,333)	7,103
Total liabilities and stockholders’ equity	$42,698	$25,096	$67,794	$(3,865)	$63,929	$46,021	$26,968	$72,989	$(5,873)	$67,116

Discover Financial Services

Earnings Summary

(unaudited, dollars in millions)

	Quarter Ended February 28, 2009					Quarter Ended May 31, 2009
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Interest income	$816	$788	$1,604	$(1)	$1,603	$858	$749	$1,607	$(12)	$1,595
Interest expense	313	126	439	(12)	427	320	94	414	(11)	403

Net interest income	503	662	1,165	11	1,176	538	655	1,193	(1)	1,192
Antitrust litigation settlement	475	—	475	(475)	—	473	—	473	(473)	—
Other income	715	(266)	449	98	547	608	(188)	420	92	512

Revenue net of interest expense	1,693	396	2,089	(366)	1,723	1,619	467	2,086	(382)	1,704
Provision for loan loss	938	396	1,334	144	1,478	643	467	1,110	191	1,301
Total other expense	559	—	559	—	559	561	—	561	—	561

Income before income tax	196	—	196	(510)	(314)	415	—	415	(573)	(158)
Income tax expense	76	—	76	(193)	(117)	189	—	189	(215)	(26)

Income from continuing operations	120	—	120	(317)	(197)	226	—	226	(358)	(132)
Discontinued operations, net of tax	—	—	—	—	—	—	—	—	—	—

Net income	$120	$—	$120	$(317)	$(197)	$226	$—	$226	$(358)	$(132)

	Quarter Ended August 31, 2009					Quarter Ended November 30, 2009
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Interest income	$833	$831	$1,664	$(3)	$1,661	$638	$948	$1,586	$(10)	$1,576
Interest expense	304	88	392	(10)	382	314	89	403	(10)	393

Net interest income	529	743	1,272	7	1,279	324	859	1,183	—	1,183
Antitrust litigation settlement	472	—	472	(472)	—	472	—	472	(472)	—
Other income	844	(199)	645	(69)	576	781	(270)	511	39	550

Revenue net of interest expense	1,845	544	2,389	(534)	1,855	1,577	589	2,166	(433)	1,733
Provision for loan loss	381	544	925	161	1,086	400	589	989	269	1,258
Total other expense	524	—	524	—	524	607	—	607	(29)	578

Income before income tax	940	—	940	(695)	245	570	—	570	(673)	(103)
Income tax expense	363	—	363	(268)	95	217	—	217	(262)	(45)

Income from continuing operations	577	—	577	(427)	150	353	—	353	(411)	(58)
Discontinued operations, net of tax	—	—	—	—	—	—	—	—	—	—

Net income	$577	$—	$577	$(427)	$150	$353	$—	$353	$(411)	$(58)

Discover Financial Services

Consolidated Statement of Financial Condition

(unaudited, dollars in millions)

	February 29, 2008					May 31, 2008
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Assets
Cash and cash equivalents	$8,286	$—	$8,286	$—	$8,286	$8,765	$—	$8,765	$—	$8,765
Restricted cash	—	—	—	3,546	3,546	—	—	—	2,875	2,875
Investment securities	893	—	893	(684)	209	1,055	—	1,055	(881)	174
Loan receivables	21,043	26,458	47,501	—	47,501	20,502	27,339	47,841	—	47,841
Allowance for loan losses	(860)	—	(860)	(1,087)	(1,947)	(846)	—	(846)	(1,158)	(2,004)

Net loan receivables	20,183	26,458	46,641	(1,087)	45,554	19,656	27,339	46,995	(1,158)	45,837
Amounts due from asset securitization	2,935	1,101	4,036	(4,036)	—	2,706	609	3,315	(3,315)	—
Premises and equipment, net	567	—	567	—	567	556	—	556	—	556
Goodwill	255	—	255	—	255	255	—	255	—	255
Intangible assets, net	58	—	58	—	58	56	—	56	—	56
Other assets	1,046	156	1,202	557	1,759	972	180	1,152	572	1,724
Assets from discontinued operations	3,105	—	3,105	—	3,105	213	—	213	—	213

Total assets	$37,328	$27,715	$65,043	$(1,704)	$63,339	$34,234	$28,128	$62,362	$(1,907)	$60,455

Liabilities and Stockholders’ Equity
Deposits	$24,942	$—	$24,942	$—	$24,942	$24,768	$—	$24,768	$—	$24,768
Short-term borrowings	250	—	250	—	250	—	—	—	—	—
Long-term borrowings	1,976	27,651	29,627	(700)	28,927	1,890	28,069	29,959	(900)	29,059
Special dividend - Morgan Stanley	—	—	—	—	—	—	—	—	—	—
Accrued expenses and other liabilities	1,848	64	1,912	(48)	1,864	1,726	59	1,785	(26)	1,759
Liabilities of discontinued operations	2,658	—	2,658	—	2,658	—	—	—	—	—

Total liabilities	31,674	27,715	59,389	(748)	58,641	28,384	28,128	56,512	(926)	55,586

Preferred stock	—	—	—	—	—	—	—	—	—	—
Common stock	5	—	5	—	5	5	—	5	—	5
Additional paid-in capital	2,885	—	2,885	—	2,885	2,909	—	2,909	—	2,909
Retained earnings	2,761	—	2,761	(966)	1,795	2,966	—	2,966	(993)	1,973
Accumulated other comprehensive income	5	—	5	10	15	(26)	—	(26)	12	(14)
Treasury stock, at cost	(2)	—	(2)	—	(2)	(4)	—	(4)	—	(4)

Total stockholders’ equity	5,654	—	5,654	(956)	4,698	5,850	—	5,850	(981)	4,869
Total liabilities and stockholders’ equity	$37,328	$27,715	$65,043	$(1,704)	$63,339	$34,234	$28,128	$62,362	$(1,907)	$60,455

	August 31, 2008					November 30, 2008
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Assets
Cash and cash equivalents	$10,475	$—	$10,475	$—	$10,475	$10,171	$—	$10,171	$—	$10,171
Restricted cash	—	—	—	1,744	1,744	—	—	—	1,648	1,648
Investment securities	1,199	—	1,199	(1,025)	174	1,228	—	1,228	(982)	246
Loan receivables	21,767	28,660	50,427	—	50,427	25,216	25,879	51,095	—	51,095
Allowance for loan losses	(959)	—	(959)	(1,209)	(2,168)	(1,374)	—	(1,374)	(1,380)	(2,754)

Net loan receivables	20,808	28,660	49,468	(1,209)	48,259	23,842	25,879	49,721	(1,380)	48,341
Amounts due from asset securitization	2,648	(498)	2,150	(2,150)	—	2,234	(306)	1,928	(1,928)	—
Premises and equipment, net	564	—	564	—	564	553	—	553	—	553
Goodwill	255	—	255	—	255	255	—	255	—	255
Intangible assets, net	54	—	54	—	54	203	—	203	—	203
Other assets	1,281	187	1,468	572	2,040	1,406	155	1,561	578	2,139
Assets from discontinued operations	34	—	34	—	34	—	—	—	—	—

Total assets	$37,318	$28,349	$65,667	$(2,068)	$63,599	$39,892	$25,728	$65,620	$(2,064)	$63,556

Liabilities and Stockholders’ Equity
Deposits	$26,959	$—	$26,959	$—	$26,959	$28,531	$—	$28,531	$—	$28,531
Short-term borrowings	—	—	—	—	—	500	—	500	—	500
Long-term borrowings	1,854	28,297	30,151	(1,065)	29,086	1,735	25,697	27,432	(1,065)	26,367
Special dividend - Morgan Stanley	—	—	—	—	—	473	—	473	—	473
Accrued expenses and other liabilities	2,504	52	2,556	(20)	2,536	2,737	31	2,768	(8)	2,760
Liabilities of discontinued operations	—	—	—	—	—	—	—	—	—	—

Total liabilities	31,317	28,349	59,666	(1,085)	58,581	33,976	25,728	59,704	(1,073)	58,631

Preferred stock	—	—	—	—	—	—	—	—	—	—
Common stock	5	—	5	—	5	5	—	5	—	5
Additional paid-in capital	2,925	—	2,925	—	2,925	2,939	—	2,939	—	2,939
Retained earnings	3,117	—	3,117	(1,008)	2,109	3,047	—	3,047	(1,044)	2,003
Accumulated other comprehensive income	(39)	—	(39)	25	(14)	(67)	—	(67)	53	(14)
Treasury stock, at cost	(7)	—	(7)	—	(7)	(8)	—	(8)	—	(8)

Total stockholders’ equity	6,001	—	6,001	(983)	5,018	5,916	—	5,916	(991)	4,925
Total liabilities and stockholders’ equity	$37,318	$28,349	$65,667	$(2,068)	$63,599	$39,892	$25,728	$65,620	$(2,064)	$63,556

Discover Financial Services

Earnings Summary

(unaudited, dollars in millions)

	Quarter Ended February 29, 2008					Quarter Ended May 31, 2008
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Interest income	$663	$991	$1,654	$(6)	$1,648	$612	$960	$1,572	$(10)	$1,562
Interest expense	339	330	669	(5)	664	313	237	550	(10)	540

Net interest income	324	661	985	(1)	984	299	723	1,022	—	1,022
Antitrust litigation settlement	—	—	—	—	—	—	—	—	—	—
Other income	975	(339)	636	(75)	561	845	(352)	493	29	522

Revenue net of interest expense	1,299	322	1,621	(76)	1,545	1,144	371	1,515	29	1,544
Provision for loan loss	307	322	629	113	742	211	371	582	71	653
Total other expense	601	—	601	—	601	607	—	607	—	607

Income before income tax	391	—	391	(189)	202	326	—	326	(42)	284
Income tax expense	153	—	153	(71)	82	124	—	124	(15)	109

Income from continuing operations	238	—	238	(118)	120	202	—	202	(27)	175
Discontinued operations, net of tax	(158)	—	(158)	—	(158)	33	—	33	—	33

Net income	$80	$—	$80	$(118)	$(38)	$235	$—	$235	$(27)	$208

	Quarter Ended August 31, 2008					Quarter Ended November 30, 2008
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Interest income	$682	$956	$1,638	$(19)	$1,619	$736	$946	$1,682	$(20)	$1,662
Interest expense	306	229	535	(13)	522	330	273	603	(18)	585

Net interest income	376	727	1,103	(6)	1,097	406	673	1,079	(2)	1,077
Antitrust litigation settlement	—	—	—	—	—	864	—	864	(864)	—
Other income	875	(338)	537	34	571	705	(282)	423	116	539

Revenue net of interest expense	1,251	389	1,640	28	1,668	1,975	391	2,366	(750)	1,616
Provision for loan loss	364	389	753	52	805	714	391	1,105	172	1,277
Total other expense	613	—	613	—	613	594	—	594	—	594

Income before income tax	274	—	274	(24)	250	667	—	667	(922)	(255)
Income tax expense	95	—	95	(9)	86	223	—	223	(350)	(127)

Income from continuing operations	179	—	179	(15)	164	444	—	444	(572)	(128)
Discontinued operations, net of tax	1	—	1	—	1	(11)	—	(11)	—	(11)

Net income	$180	$—	$180	$(15)	$165	$433	$—	$433	$(572)	$(139)

Direct Banking Segment

Earnings Summary

(unaudited, dollars in millions)

	Year Ended November 30, 2009					Year Ended November 30, 2008
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances

Interest income	$3,144	$3,316	$6,460	$(26)	$6,434	$2,690	$3,853	$6,543	$(55)	$6,488
Interest expense	1,251	397	1,648	(43)	1,605	1,288	1,069	2,357	(46)	2,311

Net interest income	1,893	2,919	4,812	17	4,829	1,402	2,784	4,186	(9)	4,177
Antitrust litigation settlement	1,892	—	1,892	(1,892)	—	864	—	864	(864)	—
Other income	2,708	(923)	1,785	160	1,945	3,221	(1,311)	1,910	104	2,014

Revenue net of interest expense	6,493	1,996	8,489	(1,715)	6,774	5,487	1,473	6,960	(769)	6,191
Provision for loan loss	2,362	1,996	4,358	765	5,123	1,596	1,473	3,069	408	3,477
Total other expense	2,117	—	2,117	—	2,117	2,315	—	2,315	—	2,315

Income before income tax	$2,014	$—	$2,014	$(2,480)	$(466)	$1,576	$—	$1,576	$(1,177)	$399

Direct Banking Segment

Earnings Summary

(unaudited, dollars in millions)

	Quarter Ended February 28, 2009					Quarter Ended May 31, 2009
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances

Interest income	$815	$788	$1,603	$(1)	$1,602	$858	$749	$1,607	$(12)	$1,595
Interest expense	313	126	439	(12)	427	320	94	414	(11)	403

Net interest income	502	662	1,164	11	1,175	538	655	1,193	(1)	1,192
Antitrust litigation settlement	475	—	475	(475)	—	473	—	473	(473)	—
Other income	655	(266)	389	98	487	549	(188)	361	92	453

Revenue net of interest expense	1,632	396	2,028	(366)	1,662	1,560	467	2,027	(382)	1,645
Provision for loan loss	938	396	1,334	144	1,478	643	467	1,110	191	1,301
Total other expense	527	—	527	—	527	529	—	529	—	529

Income before income tax	$167	$—	$167	$(510)	$(343)	$388	$—	$388	$(573)	$(185)

	Quarter Ended August 31, 2009					Quarter Ended November 30, 2009
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances

Interest income	$833	$831	$1,664	$(3)	$1,661	$638	$948	$1,586	$(10)	$1,576
Interest expense	304	88	392	(10)	382	314	89	403	(10)	393

Net interest income	529	743	1,272	7	1,279	324	859	1,183	—	1,183
Antitrust litigation settlement	472	—	472	(472)	—	472	—	472	(472)	—
Other income	783	(199)	584	(69)	515	721	(270)	451	39	490

Revenue net of interest expense	1,784	544	2,328	(534)	1,794	1,517	589	2,106	(433)	1,673
Provision for loan loss	381	544	925	161	1,086	400	589	989	269	1,258
Total other expense	490	—	490	—	490	571	—	571	—	571

Income before income tax	$913	$—	$913	$(695)	$218	$546	$—	$546	$(702)	$(156)

Direct Banking Segment

Earnings Summary

(unaudited, dollars in millions)

	Quarter Ended February 29, 2008					Quarter Ended May 31, 2008
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Interest income	$662	$991	$1,653	$(6)	$1,647	$612	$960	$1,572	$(10)	$1,562
Interest expense	339	330	669	(5)	664	313	237	550	(10)	540

Net interest income	323	661	984	(1)	983	299	723	1,022	—	1,022
Antitrust litigation settlement	—	—	—	—	—	—	—	—	—	—
Other income	941	(339)	602	(75)	527	808	(352)	456	29	485

Revenue net of interest expense	1,264	322	1,586	(76)	1,510	1,107	371	1,478	29	1,507
Provision for loan loss	307	322	629	113	742	211	371	582	71	653
Total other expense	582	—	582	—	582	587	—	587	—	587

Income before income tax	$375	$—	$375	$(189)	$186	$309	$—	$309	$(42)	$267

	Quarter Ended August 31, 2008					Quarter Ended November 30, 2008
	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances	Reported GAAP	Managed Adjustments	Reported Managed	Adjustments	Pro Forma Balances
Interest income	$681	$956	$1,637	$(19)	$1,618	$735	$946	$1,681	$(20)	$1,661
Interest expense	306	229	535	(13)	522	330	273	603	(18)	585

Net interest income	375	727	1,102	(6)	1,096	405	673	1,078	(2)	1,076
Antitrust litigation settlement	—	—	—	—	—	864	—	864	(864)	—
Other income	820	(338)	482	34	516	652	(282)	370	116	486

Revenue net of interest expense	1,195	389	1,584	28	1,612	1,921	391	2,312	(750)	1,562
Provision for loan loss	364	389	753	52	805	714	391	1,105	172	1,277
Total other expense	586	—	586	—	586	560	—	560	—	560

Income before income tax	$245	$—	$245	$(24)	$221	$647	$—	$647	$(922)	$(275)